POWERING GROWTH DELIVERING VALUE Investor Meetings September 2020 Powering the Future | 1

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as “estimate,” “predict,” “may,” “believe,” “plan,” “expect,” “require,” “intend,” “assume,” “project,” "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could" and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including on demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining high reliability and customer service levels; variations in demand for electricity, including those due to weather, seasonality, the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or continue or discontinue power plant operations consistent with our corporate interests; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2019, and in Part II, Item 1A in of the Pinnacle West/APS Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law. Powering the Future | 2

PINNACLE WEST: WHO WE ARE We are a vertically integrated, regulated electric utility in the growing Southwest United States. Our Business Our Energy Resources Pinnacle West operates Arizona Public Service Company (“APS”), our principle subsidiary Consolidated $19B Assets Arizona’s largest and longest- We operate the Palo Verde serving electric company, Generating Station, the nation’s providing affordable and reliable largest producer of carbon-free electricity for approximately 1.3M energy customers Legend Powering the Future | 3

SENIOR MANAGEMENT TEAM We maintain a robust pipeline of talent to serve our complex operations and facilitate effective succession planning in a highly competitive talent environment Jeff Guldner Jim Hatfield Chairman of the Board, President and Executive Vice President, Chief Administrative “We have strategically Chief Executive Officer, Pinnacle West and Officer and Treasurer, Pinnacle West & APS selected successors for our Chairman and Chief Executive Officer, APS management team who we believe will lead our • Joined APS in 2004 from Snell & • Joined as SVP and CFO in 2008 Wilmer from OGE Energy Corp. company successfully into • Promoted to President in 2018 • Promoted to EVP and CAO in the future with continued • Elected to Pinnacle West Board January 2020 strong and sustainable and named Chairman, CEO in • Responsible for corporate performance.” Kathy Munro, 2019 functions including tax, audit Lead Director • Significant experience in public and strategy utility and energy law and • 40+ years of financial regulation experience in the utility and energy business Ted Geisler Daniel Froetscher Maria Lacal Senior Vice President and Chief Financial President and Chief Operating Officer, APS Executive Vice President and Chief Nuclear Officer, Pinnacle West & APS Officer, APS • Joined APS in 2001 • Joined APS in 1980 • Joined APS as VP Operations • Promoted to SVP and CFO, • Promoted to President and Support in 2007 from Florida January 2020 COO, January 2020 Power and Light Company • Responsible for financial and • Responsible for customer • Responsible for all-nuclear technology functions, including service, T&D, non-nuclear related activities associated with finance and treasury, investor generation, resource Palo Verde Generating Station relations, enterprise-wide management, environmental, including nuclear assurance technology applications and supply chain, external division, employee concerns and infrastructure communications and safety culture programs corporate development Powering the Future | 4

BUILDING A SUSTAINABLE FUTURE We are working to meet business needs with practices that balance a healthy environment, a vibrant economy and strong communities for future generations Clean Affordable Building a clean energy future with our goal to deliver Delivering affordable energy for the benefit of the 100% clean, carbon-free energy to customers by 2050 customers and communities we serve Over the past 25 years, our residential rates have 1,889MW increased BELOW THE RATE OF INFLATION of renewables capacity Reliable Customer Focused Safely and efficiently delivering reliable energy to meet Developing new and innovative solutions to meet the our customers’ needs now and in the future changing needs of our customers 2019 - Best ever SAIFI (System Average Interruption Frequency Index) APS TAKE CHARGE AZ program reliability performance (excluding is increasing access to charging voluntary and proactive fire mitigation equipment for electric vehicles impacts) Powering the Future | 5

COVID-19 RESPONSE HIGHLIGHTS ✓ Suspending power disconnects and waiving penalties, late fees and interest payments ✓ Simplifying access to existing customer support programs ✓ Committing to provide our communities with support by contributing $8 million to assist customers and non-profits affected by Covid-19 ✓ Supplying the Navajo Nation with PPE and sanitation supplies ✓ Implementing our long-standing pandemic response plan to maintain operations ✓ Transitioning non-field employees to work from home ✓ Installing safety enhancements and enacting new procedures to ensure physical distancing in our facilities Powering the Future | 6

ENERGY USAGE AND SALES On the strength of residential sales, year-over-year weather-normalized sales growth for all customer classes has risen to 1% during the recovery period. From March 13th through August 31st the cumulative year over year reduction in weather-normalized usage was (1)% YoY Approximate Pre-COVID Main COVID Impacts Recovery Sales Growth1 January 1 – March 12 March 13 – May 12 May 13 – Aug 31 All Classes 1% (7)% 1% Residential 2% 6% 6% C&I (1)% (13)% (5)% 1 Weather normalized. Powering the Future | 7

PRELIMINARY WEATHER-NORMALIZED ENERGY TREND Daily Energy Normalized Actual: 2020 vs 2019 March 1 - August 31 Week of May 11th businesses began reopening and stay-at-home guidelines expired Mar 1 Mar 15 Mar 29 Apr 12 Apr 26 May 10 May 24 Jun 7 Jun 21 Jul 5 Jul 19 Aug 2 Aug 16 Aug 30 Normalized Actual 2020 Normalized Actual 2019 Powering the Future | 8

ARIZONA COVID-19 RESPONSE TIMELINE • May 4th – Retail establishments permitted to reopen • May 8th – Hair salons permitted to reopen • May 11th – Dine-in restaurants permitted to reopen • May 13th – Pools, gyms and spas permitted to reopen • May 15th – Stay Home, Stay Healthy, Stay Connected guideline expired • May 16th – Professional sports may resume without fans • May 28th – Governor announced schools will reopen in the fall; summer school, summer camp and youth activities may begin • June 29th – Bars, nightclubs, gyms, movie theaters and waterparks closed through August 10th and the first day of in-person school delayed until August 17th • July 9th – Indoor dining limited to less than 50% occupancy • Aug 27th– Bars, gyms and movie theaters may reopen with restrictions Powering the Future | 9

WELL FUNDED PENSION AND HEALTHY LIQUIDITY Pension Funded Status Liquidity and Financing Activity 97% 97% • $1.2 billion revolver capacity • $600 million 30-year 3.35% APS senior 90% unsecured notes issued May 2020 • $500 million 5-year 1.30% PNW senior unsecured notes issued June 2020 • All PNW debt maturing in 2020 was repaid in June 2020 • $150 million of APS debt repaid in January 2020 YE 2018 YE 2019 6/30/2020 • $200 million APS Term Loan repaid in • Liability driven investment strategy helps reduce May 2020 funded status volatility • No APS or PNW long-term debt • Approximately 65% of the pension portfolio is in maturities until 2024 fixed income assets • Hedge 100% of interest rate volatility using Treasury futures contracts Powering the Future | 10

LONG-TERM DEBT MATURITY PROFILE ($MM) 1,000 750 500 250 0 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 2046 2048 2050 APS Long-Term Debt PNW Long-Term Debt Powering the Future | 11

CREDIT RATINGS AND METRICS APS Pinnacle West 2017 2018 2019 Corporate Credit Ratings1 APS FFO / Debt 29.4% 24.5% 22.5% Moody’s A2 A3 FFO / Interest 7.5x 6.5x 6.4x S&P A- A- Debt / 46.8% 47.0% 47.7% Fitch A- A- Capitalization Pinnacle West Senior Unsecured1 FFO / Debt 26.4% 22.1% 19.5% Moody’s A2 A3 FFO / Interest 7.1x 6.2x 5.9x S&P A- BBB+ Debt / 50.0% 51.4% 52.1% Capitalization Fitch A A- S&P rates the outlooks for APS and Pinnacle West as Source: Standard & Poor’s Stable. Fitch & Moody’s rate the outlooks for both as Negative. 1 We are disclosing credit ratings to enhance understanding of our sources of liquidity and the effects of our ratings on our costs of funds. Powering the Future | 12

APPENDIX Powering the Future | 13

AVERAGE MONTHLY APS BILL Since 2018, changes to adjustors have lowered the average residential customer’s bill $10.95 (7.31% lower) Powering the Future | 14

ECONOMIC INDICATORS Monthly Year-over-Year Employment Growth Ending May 2020 U.S. Phoenix Taylor Morrison reports June 2020 as best 5% month in Scottsdale homebuilder’s history 1 0% -5% Custom home lot sales going strong in -10% metro Phoenix despite COVID-19 2 -15% Jan-18 Jan-19 Jan-20 Valley high-end homes listings make rapid Single Family & Multifamily Housing Permits comeback after tepid spring 3 Maricopa County Single Family Multifamily Projected 40,000 30,000 20,000 10,000 1 www.bizjournals.com/phoenix July 9, 2020 2 www.bizjournals.com/phoenix July 11, 2020 0 3 www.bizjournals.com/phoenix July 10, 2020 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Powering the Future | 15

ECONOMIC DEVELOPMENT FUTURE EXPANSIONS OUR APPROACH FOCUSES ON FOUR MAIN AREAS o Stack Infrastructure plans to build a 1 million-square-foot Business Attraction & Expansion - constructive engagement data center on 79 acres in the West Valley less than half a with economic development community partners and timely, mile from one of Microsoft’s data centers. strategic engagement with economic development prospects, o White Claw/Mark Anthony Brewing Inc. announced plans site selectors, and local developers to build a 916,000-square-foot facility co-located next to Red Bull in Glendale creating an estimated 200 jobs. o Red Bull announced a 700,000-square-foot distribution Community Development - provide financial and strategic center, in addition to the 700,000 square foot facility economic development support in both rural and metro announced in 2019, adding an estimated 115 new jobs and communities an additional $84 million in capital investment. o Nacero Inc. made public plans to build a $3.3 billion natural gas to gasoline manufacturing facility in Casa Grande. The Entrepreneurial Support - advance the entrepreneurial project is expected to encompass a total of 1,038 acres. ecosystem by supporting the strategies of organizations that are making an impact, whether through job creation, capital o Ball Corporation announced plans to build a second location raised, quality programming or helping to change the within the Phoenix metropolitan area next to the Red Bull perception of the region and White Claw manufacturing facilities in Glendale. Ball plans to invest $300 million and create 190 jobs. This is in addition to their current 500,000-square-foot facility located Infrastructure Support - drive commercial real estate in Goodyear. development by working closely with developers and the Arizona State Land Department to make large commercial land parcels “shovel ready” What others are saying: • Census report ranks Arizona 3rd in percentage growth rate; AZ Business Magazine, Jan. 2, 2020 • Arizona gaining as top state for newcomers, study says; Arizona Republic, Jan. 2, 2020 • Electric-car maker breaks ground in Casa Grande as competition grows; Capitol Media Services (AZ Capitol Times), Dec. 3, 2019 Powering the Future | 16

FUTURE FOCUS: CLEAN ENERGY PLAN Clean energy commitments APS Clean • 100% clean, carbon-free electricity by 2050 Energy Commitment • 65% clean energy by 2030 with 45% renewable energy • End APS’s use of coal-fired generation by the end of 2031 A clean economic future • Meet our responsibility to power Arizona and move toward a low- carbon economy • Guided by sound science to advance a healthy environment • Market-driven energy innovation and a strong Arizona economy are critical • Starting from an energy mix that is 50% clean which includes: renewables, energy efficiency and carbon-free, clean energy from Palo Verde Generating Station Powering the Future | 17

FUTURE FOCUS: CLEAN ENERGY PLAN Pathways to 100% Clean Renewable additions of 300-500 MW/year to meet a 45% target by 2030 Next Steps: Collaboration, alignment and innovation • Reliability and affordability are foundational • Collaborate with customers, stakeholders and regulators • Promote economy-wide electrification of industry, transportation and buildings • Support innovation, research and development of new technology Powering the Future | 18

HYDROGEN Palo Verde collaborates on a pilot project to explore the production of hydrogen at Palo Verde Generating Station Idaho Xcel Energy Palo Verde National Energy Harbor Collaborators Include Laboratory • The pilot program will examine the long-term cost-effectiveness of hydrogen production at utility scale and is expected to run from 2020 to 2022. • Idaho National Laboratory will prepare technical & economic feasibility assessment. The assessment will consider regional power prices in order to determine the cost-effectiveness of producing hydrogen using Palo Verde Generating Station electricity. • APS will look at the technical feasibility of electrolysis, a method that splits water into oxygen and hydrogen, and the cost of equipment, principally the electrolyzer. Powering the Future | 19

COAL EXIT STRATEGY Navajo 315 MW Cholla Plan to exit coal 387 MW by 2025 7 years earlier Remaining than originally 970 MW projected by 2031 Coal Free 2018 2019 2025 2031 Four Corners Power Plant represented less than 8% of our total rate base as of December 31, 2019 Powering the Future | 20

INTEGRATED RESOURCE PLAN A plan to power our customers’ future needs with clean energy 2020-2024 Additions Megawatts • Approximately 2,500 megawatts of renewable energy, demand response, energy efficiency and Demand Side Management 575 energy storage needed between 2020 and 2024. Demand Response 193 • We expect the renewable energy additions will Distributed Energy 408 include wind and solar generation, with the exact mix determined through all-source RFP Renewable Energy 962 procurement processes. Energy Storage 750 Merchant PPA/ Hydrogen- 0 • Approximately 1,400 megawatts of coal are scheduled to be retired, and another 1,600 ready CTs megawatts of gas purchase agreements are Microgrid 6 scheduled to expire over the next decade. Total 2,894 • Resource retirements, contract roll-offs and peak demand growth result in capacity needs of IRP forecast does not include the uncertain approximately 6,000 megawatts by 2035. impacts of COVID-19 Powering the Future | 21

ENERGY STORAGE CONTRIBUTION TO RELIABILITY • System reliability can be maintained by installing Increasingstorage longer duration energy storage duration required to maintain reliability • Energy storage helps minimize the need for additional gas resources and allows for higher renewable utilization • Plan includes over 300 MW/year of energy 3 Hour storage from 2022 through 2030 4 Hour Storage 9500 9000 8500 8000 7500 5+ Hour Storage MW 7000 6500 6000 12 13 14 15 16 17 18 19 20 21 22 23 24 5500 5000 1 2 3 4 5 6 7 8 9 101112131415161718192021222324 Gas CC Wind Gas CT Storage Discharge Solar Storage Charge Powering the Future | 22

CUMULATIVE PEAK CAPACITY NEEDS THROUGH 2028 Merchant CC Toll (570MW) expires 4,500 Merchant CC Toll Merchant CC Toll (465 MW) expires 4,000 (565MW) expires 3,500 PAC Exchange Large resource 3,000 (480MW) expires CH 1 & 3 needs resulting retirement 2,500 (387MW) from load growth, data centers and MW 2,000 contract roll-offs 1,500 1,000 500 0 2020 2021 2022 2023 2024 2025 2026 2027 2028 Powering the Future | 23

SYSTEM OPERATING CHANGE Spring 2025 • Energy storage helps reduce the need for winter gas peaking resources and can be charged with zero or negatively priced energy Spring Day – High Renewables with Storage Spring Day – High Renewables, No Storage 6000 6000 5000 5000 4000 4000 3000 3000 2000 2000 1000 1000 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Base Load Gas CC Storage Discharge Wind Gas CT Solar Storage Charge Curtailment Load Powering the Future | 24

SYSTEM OPERATING CHANGE Summer 2025 • Energy storage reduces the need for gas peaking resources and pipeline capacity Summer Peak Day – High Renewableswith Storage Summer Peak Day – High Renewables, No Storage 10000 10000 9000 9000 8000 8000 7000 7000 6000 6000 5000 5000 MW MW 4000 4000 3000 3000 2000 2000 1000 1000 0 0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 2324 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 Base Load* Gas CC Wind Gas CT Storage Discharge Solar Storage Charge Load Powering the Future | 25

RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business APS Rate Base Growth Total Approved Rate Base Year-End Generation & Distribution Transmission ACC FERC Long-term Rate Base Guidance: 19% 6-7% Average Annual Growth $2.3 81% ACC FERC $1.6 Rate Effective Date 8/19/2017 6/1/2020 Test Year Ended 12/31/20151, 2 12/31/2019 $10.7 Rate Base $6.8B $1.7B $7.7 Equity Layer 55.8% 53% Allowed ROE 10.0% 10.75% 1 2018 2019 2020 2021 2022 Adjusted to include post test-year plant in service through 12/31/2016 2 On 10/31/19 APS filed an ACC general rate case with a proposed $8.9B rate base for an Projected adjusted test year ended 6/30/19 Rate base $ in billions, rounded Powering the Future | 26

OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages $ in millions $933 74 $856 $858 $820 - $840 48 63 40 - 50 795 859 808 780 - 790 2017 2018 2019 2020E PNW Consolidated ex RES/DSM1 Planned Fleet Outages 1 Excludes RES/DSM of $91 million in 2017, $104 million in 2018, $86 million in 2019, and $70 million in 2020E. Powering the Future | 27

APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and utilization of advanced technology $ in millions PROJECTED $2,000 $1,800 $1,725 $1,650 $121 $1,600 $154 $44 $53 $1,400 $1,331 Traditional Generation $1,231 $141 1 $1,200 Ocotillo $185 $45 $613 $794 $14 Environmental $1,000 $27 $250 $168 Clean Generation $800 $181 Transmission $179 $201 $205 $600 Distribution Other $400 $521 $556 $444 $446 $200 $137 $158 $185 $115 $- 2019 2020 2021 2022 • 2020 – 2022 as disclosed in the 2020 Second Quarter Form 10-Q. 1 Ocotillo Modernization Project: Units in service second quarter 2019. Powering the Future | 28

RESIDENTIAL PV APPLICATIONS1 4,000 Residential DG (MWdc) Annual Additions 151 133 133 122 3,500 75 3,000 2016 2017 2018 2019 2020 2,500 2,000 1,500 1,000 500 0 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2017 Applications 2018 Applications 2019 Applications 2020 Applications 1 Monthly data equals applications received minus cancelled applications. As of July 30, 2020, approximately 112,000 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 911 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.orglogs total residential application volume, including cancellations. Solar water heaters can also be found on the site but are not included in the chart above. Powering the Future | 29

2020 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Effective: Feb 1 Lost Fixed Cost Recovery: E-01345A-16-0036 Filed: Feb 14 Effective: May 1 Filed: May 15 Transmission Cost Adjustor: E-01345A-16-0036 Effective: Jun 1 Amended Plan Filed: 2020 DSM/EE Implementation Plan: E-01345A-19-0148 May 15, 2020 Supplemental Filing: 2020 RES Implementation Plan: E-01345A-19-0088 Aug 28 Hearing Begins: 2019 Rate Case: E-01345A-19-0236 Dec 14 Resource Planning and Procurement: E-00000V-19-0034 IRP Filed: Jun 26 Resource Comparison Proxy (RCP): E-01345A-20-0113 Filed: May 1 Possible Modification to Commission’s Energy Rules: RU-00000A- Open Meeting: July 30, Workshops Mar 10, 11 18-0284 Sept 24 Modification to Retail Competition Rules: RE-00000A-18-0405 Workshops Feb 25, 26 Proposed Termination of Service Rule Modifications: RU-00000A- Workshop Jan 30 19-0132 Powering the Future | 30

2019 APS RATE CASE APPLICATION Filed October 31, 2019 Docket Number: E-01345A-19-0236 Additional details, including filing, can be found at http://www.pinnaclewest.com/investors Adjustor Changes and New Mechanisms Overview Formula Rate - Proposed as an alternative to existing adjustor mechanisms Deferral of Costs for Limited - Allows for growth of program without requiring estimation of future Income Program enrollment Property Tax Deferral - Deferral of any increase or decrease in Arizona property taxes attributable to tax rate changes Rate Design Overview Residential Rate Design - Extend super off peak to residential demand rates - Subscription rate pilot Commercial and Industrial Rate - Propose AG-Y (access to market index pricing) program for medium Design and large general service customers Customer Support Programs - More ways to enroll in the program - Propose increasing funding of Crisis Bill from $1.25M to $2.5M Powering the Future | 31

2019 RATE CASE KEY FINANCIALS Test year ended June 30, 2019 Total Rate Base - Adjusted $11.12 Billion ACC Rate Base - Adjusted $8.87 Billion Allowed Return on Equity 10.15% Capital Structure Long-term debt 45.3% Common equity 54.7% Base Fuel Rate (¢/kWh) 3.0168 Post-test year plant period 12 months Overview of Rate Increase ($ in Millions) Total stated base rate increase (inclusive of existing adjustor transfers) $ 68.59 2.1% Plus: Transfer to base rates of various adjustors already in effect $ 115.04 3.5% Net Customer Bill Impact $ 183.63 5.6% Powering the Future | 32

2019 RATE CASE KEY FINANCIALS Overview of Rate Increase ($ in Millions) - Key Components Four Corners SCRs $ 73 Ocotillo Modernization Project 100 Post-Test Year Plant Additions 66 Net Change in Other Items 64 Tax Expense Adjustor Termination (119) Total Revenue Request $ 184 Powering the Future | 33

APS RATE CASE PROCEDURAL SCHEDULE Arizona Public Service Company Docket # E-01345A-19-0236 Application Filed October 31, 2019 Staff/Intervenor Direct Testimony (October 2, 2020) Staff/Intervenor Direct Testimony (Rate Design) (October 9, 2020) APS Rebuttal Testimony (November 6, 2020) Staff/Intervenor Surrebuttal Testimony (November 20, 2020) APS Rejoinder Testimony (December 2, 2020) Pre-Hearing Conference (December 10, 2020) Hearing Commences (December 14, 2020) Powering the Future | 34

ARIZONA UTILITIES GENERAL RATE CASES Tucson Electric Power Company Southwest Gas Docket # E-01933A-19-0028 Docket # G-01551A-19-0055 Application Filed April 1, 2019 Application Filed May 1, 2019 Hearing Commenced (Jan 16, 2020) Staff /Intervenor Direct Testimony (Revenue) (Feb 5, Staff’s late-filed testimony (April 10, 2020) 2020) Responsive testimony (May 8, 2020) Staff/Intervenor Direct (Rate Design) (Feb 19, 2020) Additional hearing dates (June 24-25, 2020) SWG Rebuttal Testimony (March 11, 2020) Initial post-hearing briefs (July 14, 2020) Staff/Intervenor Surrebuttal Testimony (April 3, 2020) Final post-hearing briefs (Aug 4, 2020) SWG Rejoinder Testimony (April 14, 2020) Prehearing Conference (June 23, 2020) Hearing Commenced (June 30, 2020) Initial post-hearing briefs (August 31, 2020) Final post-hearing briefs (September 14, 2020) Powering the Future | 35

PURCHASED POWER CONTRACTS Contract Location Owner/Developer Status1 PPA Signed COD Term (Years) Net Capacity (MW) Solana Gila Bend, AZ Abengoa IO Feb-2008 2013 30 250 RE Ajo Ajo, AZ Duke Energy Gen Svcs IO Jan-2010 2011 25 5 SOLAR Sun E AZ 1 Prescott, AZ SunEdison IO Feb-2010 2011 30 10 310 MW Saddle Mountain Tonopah, AZ SunEdison IO Jan - 2011 2012 30 15 Badger Tonopah, AZ PSEG IO Jan-2012 2013 30 15 Gillespie Maricopa County, AZ Recurrent Energy IO Jan-2012 2013 30 15 Aragonne Mesa Santa Rosa, NM Ingifen Asset Mgmt IO Dec-2005 2006 20 90 WIND High Lonesome Mountainair, NM Foresight / EME IO Feb-2008 2009 30 100 289 MW Perrin Ranch Wind Williams, AZ NextEra Energy IO Jul-2010 2012 25 99 GEOTHERMAL Salton Sea Imperial County, CA Cal Energy IO Jan-2006 2006 23 10 10 MW BIOMASS Snowflake Snowflake, AZ Novo Power IO Sep-2005 2008 15 14 14 MW BIOGAS Glendale Landfill Glendale, AZ Glendale Energy LLC IO Jul-2008 2010 20 3 6 MW NW Regional Landfill Surprise, AZ Waste Management IO Dec-2010 2012 20 3 PacifiCorp Seasonal - PacifiCorp IO Sep-1990 1991 30 480 INTER-UTILITY Power Exchange 540 MW Not Disclosed Not Disclosed Not Disclosed IO May-2009 2010 10 60 CC Tolling Not Disclosed Not Disclosed IO Aug-2007 2010 10 560 CONVENTIONAL TOLLING CC Tolling Arlington, AZ Arlington Valley IO Dec-2016 2020 6 565 1,695 MW CC Tolling Not Disclosed Not Disclosed IO Dec - 2017 2020 7 570 DEMAND RESPONSE Demand Response Not Disclosed Not Disclosed IO Sep-2008 2010 15 25 25 MW SOLAR PLUS BATTERY STORAGE Solar Plus Battery Storage Arlington, AZ First Solar UD Feb – 2018 2021 15 50 50 MW Total Contracted Capacity 2,939 MW * As disclosed in 2018 Form 10-K. 1 UD = Under Development; UC = Under Construction; IO = In Operation Powering the Future | 36